Exhibit 31.2

CERTIFICATION

I, Jason Williams, certify that:

1.           I have reviewed this amendment to the annual report on Form 10-K/A of ForceField Energy, Inc.;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2015	/s/ Jason Williams
Jason Williams Chief Financial Officer (Principal Financial and Accounting Officer)